EXHIBIT 10 (f)
                                                                 --------------


                            SECOND AMENDMENT TO LEASE
                             DATED JANUARY 15, 1997
                                     BETWEEN
                      FELLOWSHIP BUSINESS CENTER (LANDLORD)
                                       AND
                   AMERICAN MEDICAL ALERT CORPORATION (TENANT)


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     PURSUANT  to a Lease  dated  April 8, 1991 for 2,100  square  feet of space known as 520 Fellowship  Road, Suite C-301,  Mt. Laurel,  New Jersey;  and First
Amendment to Lease dated  November 18, 1993  (relocating  to A-106/107 and 5,400
SF), between the aforementioned parties, the following changes shall be made:

      1.  TERM:       The term of the Lease shall be extended for an
                      additional one (1) year commencing January 1, 1997 and terminating December 31, 1997.

      2.  RENTAL:     $33,534.00 per year, net; $2,794.50 per month, net.

     All other terms and conditions of the original Lease will remain in full force and effect.



                                      FELLOWSHIP BUSINESS CENTER, (Landlord)

                                      By: /s/ Steven Bloom
                                          -----------------
                                          Steven Bloom


                                      AMERICAN MEDICAL ALERT CORPORATION,
                                      (Tenant)

                                      By: /s/ John Rogers
                                          ------------------------------
                                          Name:  John Lesher
                                          Title: Vice President of Engineering

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